Exhibit 99.B(17)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com/rsi or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting One Bush Street, Suite 900 San Francisco, CA 94104 on May 19, 2016

Please detach at perforation before mailing.

PROXY	PROXY SOLICITED BY THE BOARD OF TRUSTEES	PROXY

OF RS INVESTMENT TRUST

FOR MEETINGS OF SHAREHOLDERS

MAY 19, 2016

The undersigned hereby appoints Nina Gupta, Marianne Clark, and Jessica Hale, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meetings of Shareholders, to be held on May 19, 2016, at 9:00 a.m., Pacific Time, at the offices of RS Investment Management Co. LLC at One Bush Street, Suite 900, San Francisco, CA 94104, and at any adjournments thereof, all of the shares of each series of RS Investment Trust which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL(S).

VOTE VIA THE INTERNET: www.proxy-direct.com/rsi
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	27560_031516

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meetings to Be Held on May 19, 2016

The Proxy Statement and Proxy Card for these meetings are available free of charge at:

https://www.proxy-direct.com/rsi-27560

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
RS Focused Growth Opportunity Fund	RS Focused Opportunity Fund	RS Growth Fund
RS Mid Cap Growth Fund	RS Select Growth Fund	RS Small Cap Equity Fund
RS Small Cap Growth Fund	RS Technology Fund	RS Investors Fund
RS Large Cap Alpha Fund	RS Partners Fund	RS Value Fund
RS Global Fund

Please detach at perforation before mailing.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETINGS.  THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE AGREEMENT AND PLAN OF REORGANIZATION FOR EACH ACQUIRED FUND.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.            To approve the Agreement and Plan of Reorganization by and among RS Investment Trust, on behalf of the Acquired Fund, Victory Portfolios, on behalf of the corresponding Acquiring Fund, RS Investment Management Co. LLC , and Victory Capital Management Inc.

ACQUIRED FUND	ACQUIRING FUND
		FOR	AGAINST	ABSTAIN
01 RS Focused Growth Opportunity Fund	Victory RS Focused Growth Opportunity Fund	☐	☐	☐
02 RS Focused Opportunity Fund	Victory RS Focused Opportunity Fund	☐	☐	☐
03 RS Growth Fund	Victory RS Growth Fund	☐	☐	☐
04 RS Mid Cap Growth Fund	Victory RS Mid Cap Growth Fund	☐	☐	☐
05 RS Select Growth Fund	Victory RS Select Growth Fund	☐	☐	☐
06 RS Small Cap Equity Fund	Victory RS Small Cap Equity Fund	☐	☐	☐
07 RS Small Cap Growth Fund	Victory RS Small Cap Growth Fund	☐	☐	☐
08 RS Technology Fund	Victory RS Science and Technology Fund	☐	☐	☐
09 RS Investors Fund	Victory RS Investors Fund	☐	☐	☐
10 RS Large Cap Alpha Fund	Victory RS Large Cap Alpha Fund	☐	☐	☐
11 RS Partners Fund	Victory RS Partners Fund	☐	☐	☐
12 RS Value Fund	Victory RS Value Fund	☐	☐	☐
13 RS Global Fund	Victory RS Global Fund	☐	☐	☐

2.            To approve the adoption of a fundamental investment policy to operate the Acquiring Fund as a “non-diversified” fund under the Investment Company Act of 1940. (Only shareholders of RS Investors Fund and RS Global Natural Resources Fund will vote on this Proposal.)

	FOR	AGAINST	ABSTAIN
RS Investors Fund	☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

27560_031516

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com/rsi or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting One Bush Street, Suite 900 San Francisco, CA 94104 on May 19, 2016

Please detach at perforation before mailing.

PROXY	PROXY SOLICITED BY THE BOARD OF TRUSTEES	PROXY

OF RS INVESTMENT TRUST

FOR MEETINGS OF SHAREHOLDERS

MAY 19, 2016

The undersigned hereby appoints Nina Gupta, Marianne Clark, and Jessica Hale, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meetings of Shareholders, to be held on May 19, 2016, at 9:00 a.m., Pacific Time, at the offices of RS Investment Management Co. LLC at One Bush Street, Suite 900, San Francisco, CA 94104, and at any adjournments thereof, all of the shares of each series of RS Investment Trust which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL(S).

VOTE VIA THE INTERNET: www.proxy-direct.com/rsi
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note:  Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office.  If you are a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	27560_031516

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meetings to Be Held on May 19, 2016

The Proxy Statement and Proxy Card for these meetings are available free of charge at:

https://www.proxy-direct.com/rsi-27560

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
RS International Fund	RS China Fund	RS Emerging Markets Fund
RS Emerging Markets Small Cap Fund	RS Global Natural Resources Fund	RS Investment Quality Bond Fund
RS Low Duration Bond Fund	RS High Yield Fund	RS Tax-Exempt Fund
RS High Income Municipal Bond Fund	RS Floating Rate Fund	RS Strategic Income Fund

Please detach at perforation before mailing.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETINGS.  THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE AGREEMENT AND PLAN OF REORGANIZATION FOR EACH ACQUIRED FUND.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.            To approve the Agreement and Plan of Reorganization by and among RS Investment Trust, on behalf of the Acquired Fund, Victory Portfolios, on behalf of the corresponding Acquiring Fund, RS Investment Management Co. LLC , and Victory Capital Management Inc.

ACQUIRED FUND	ACQUIRING FUND
		FOR	AGAINST	ABSTAIN
01 RS International Fund	Victory RS International Fund	☐	☐	☐
02 RS China Fund	Victory RS China Fund	☐	☐	☐
03 RS Emerging Markets Fund	Victory RS Emerging Markets Fund	☐	☐	☐
04 RS Emerging Markets Small Cap Fund	Victory RS Emerging Markets Small Cap Fund	☐	☐	☐
05 RS Global Natural Resources Fund	Victory Global Natural Resources Fund	☐	☐	☐
06 RS Investment Quality Bond Fund	Victory INCORE Investment Quality Bond Fund	☐	☐	☐
07 RS Low Duration Bond Fund	Victory INCORE Low Duration Bond Fund	☐	☐	☐
08 RS High Yield Fund	Victory High Yield Fund	☐	☐	☐
09 RS Tax-Exempt Fund	Victory Tax-Exempt Fund	☐	☐	☐
10 RS High Income Municipal Bond Fund	Victory High Income Municipal Bond Fund	☐	☐	☐
11 RS Floating Rate Fund	Victory Floating Rate Fund	☐	☐	☐
12 RS Strategic Income Fund	Victory Strategic Income Fund	☐	☐	☐

2.            To approve the adoption of a fundamental investment policy to operate the Acquiring Fund as a “non-diversified” fund under the Investment Company Act of 1940. (Only shareholders of RS Investors Fund and RS Global Natural Resources Fund will vote on this Proposal.)

	FOR	AGAINST	ABSTAIN
RS Global Natural Resources Fund	☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

27560_031516